Inventories (Tables)	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories
The 2014 and 2013 liquidations increased net income by $196 and $169, respectively, while the 2012 liquidations reduced net income by $160.

	2014	2013	2012
Percentage of total inventories on LIFO	76%	75%	75%
Excess of FIFO over LIFO	$331,867	$337,214	$357,303
Increase in net income due to LIFO	3,230	12,299	13,365
Increase in net income per common share due to LIFO	.03	.12	.13